SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 29, 2015
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33145 (Commission file number)	36-2257936 (I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 29, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”).  The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 157,899,858 and each share of common stock was entitled to one vote.  The holders of 151,424,013 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)                                   the election of six directors to the Board of Directors to hold office until the 2016 Annual Meeting of Stockholders;

(ii)                                the re-approval of the material terms of the performance goals included in the Sally Beauty Holdings Amended and Restated 2010 Omnibus Incentive Plan; and

(iii)                             the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

The voting results reported below are final.

Proposal 1 — Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2016 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes

Katherine Button Bell	145,139,778	1,028,404	5,255,831

John R. Golliher	143,082,157	3,086,025	5,255,831

Robert R. McMaster	144,921,911	1,246,271	5,255,831

Susan R. Mulder	145,586,072	582,110	5,255,831

Edward W. Rabin	144,205,250	1,962,932	5,255,831

Gary G Winterhalter	142,712,347	3,455,835	5,255,831

The following individuals are duly elected directors of the Company whose term of service continues until the 2016 Annual Meeting of Stockholders:  the individuals listed above elected at the Annual Meeting and Christian A. Brickman, Marshall E. Eisenberg and John A. Miller.

Proposal 2 — Re-Approval of Material Terms of the Performance Goals Included in the Sally Beauty Holdings Amended and Restated 2010 Omnibus Incentive Plan

The material terms of the performance goals included in the Sally Beauty Holdings Amended and Restated 2010 Omnibus Incentive Plan were re-approved.  The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes

143,583,635	2,534,307	50,240	5,255,831

Proposal 3 — Ratification of Selection of Auditors

The Board of Director’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain

148,361,910	2,879,038	183,065

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 30, 2015	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, General Counsel and Secretary